PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS

                                DATED MAY 1, 2001




EFFECTIVE JANUARY 31, 2002

The name of the Van Eck/Chubb Growth and Income Fund-A has been changed to the Van Eck Mid Cap Value Fund-A.

EFFECTIVE FEBRUARY 8, 2002

The Van Eck/Chubb Total Return Fund will be closed to new and subsequent investments.



                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 1, 2002